SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

Savient Pharmaceuticals, Inc.

(Exact name of issuer as specified in its charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey		08816
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

None.
(Former Name or Former Address, if Changed Since Last Report.)

ITEM 7.                             FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)                    Exhibits.

99.1                           Press release issued by Savient Pharmaceuticals, Inc. (the “Company”) on July 24, 2003.

99.2                           Transcript of the conference call discussing the Company’s earnings results for the quarter ended June 30, 2003 held on July 24, 2003.

ITEM 9.                             REGULATION FD DISCLOSURE.

On July 24, 2003, the Company announced its financial results for the six months ended June 30, 2003.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  The information contained in this report on Form 8-K is being furnished pursuant to “Item 12.  Results of Operations and Financial Condition” under Item 9 of Form 8-K, as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

Filed herewith as Exhibit 99.2 is a transcript of the conference call discussing the Company’s earnings results for the quarter ended June 30, 2003 held on July 24, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Whitney K. Stearns, Jr.
Whitney K. Stearns, Jr.
Senior Vice President–Chief Financial Officer and Treasurer

Dated: July 24, 2003